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                                                                    EXHIBIT 10.4



                                 ADVANTIX, INC.
                            1998 STOCK INCENTIVE PLAN

                                  ARTICLE ONE
                               GENERAL PROVISIONS


I.      PURPOSE OF THE PLAN

        This 1998 Stock Incentive Plan is intended to promote the interests of Advantix, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.     STRUCTURE OF THE PLAN

        A. The Plan shall be divided into three separate equity programs:

           - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

           - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

           - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

        B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.    ADMINISTRATION OF THE PLAN

        A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.




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        B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

        D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

        E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

IV.     ELIGIBILITY

        A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                (i) Employees,

                (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).






                                       2.
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        B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

        C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

        D. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date who have not previously received option grants (either directly or through their affiliation with a venture capital fund) in connection with their Board service, (ii) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and
(iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date, including individuals serving as non-employee Board members on the Underwriting Date who have previously received option grants, whether directly or through their affiliation with a venture capital fund. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.      STOCK SUBJECT TO THE PLAN

        A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 8,999,826 shares, subject to certain changes in the Corporation's capital structure. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an additional increase of 6,000,000 shares authorized by the Board, but subject to stockholder approval prior to the Section 12 Registration Date.






                                       3.
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        B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

        C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) those options are cancelled in accordance with the option cancellation/regrant provisions of Section IV of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, shares subject to any options surrendered in connection with the stock appreciation right provisions of the Plan shall not be available for reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

        D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve may increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.








                                       4.
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                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


I.      OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A. EXERCISE PRICE.

           1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. However, for any option granted prior to the Section 12 Registration Date to a 10% Stockholder, the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

           2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

           Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.






                                       5.
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        B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

        C. EFFECT OF TERMINATION OF SERVICE.

           1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the period during which each such outstanding option may be exercised shall be limited to the three (3)-month period measured from the date of such cessation of Service.

                (ii) Should Optionee's Service terminate by reason of Disability, then the period during which each such outstanding option may be exercised shall be limited to the twelve (12)-month period measured from the date of such cessation of Service.

                (iii) Should the Optionee die while holding an outstanding option under the Plan, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period measured from the date of the Optionee's death in which to exercise such option.

                (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                (v) During the limited post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the exercise of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                (vi) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.






                                       6.
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           2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. However, with respect to any option grant made prior to the
Section 12 Registration Date, the Plan Administrator may not impose a vesting schedule upon that grant or any shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. Such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants and shall not be in effect for any options granted after the Section 12 Registration Date.

        F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

II.     INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.






                                       7.
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        A. ELIGIBILITY. Incentive Options may only be granted to Employees.

        B. EXERCISE PRICE. The exercise price per share shall not be less than one-hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

        C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

        B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent:
(i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).






                                       8.
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        D. Each option which is assumed in connection with a Corporate
Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan , (iii) the maximum number and/or class of securities by which the share reserve may automatically increase each year and (iv) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

        E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction. Any portion of an option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of the acceleration of the option.

        F. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options) within a designated period (not to exceed twenty-four (24) months) following the consummation of a Corporate Transaction in which such options are assumed and do not otherwise accelerate. Any portion of an option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of the acceleration of the option.

        G. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of all or a portion of one or more outstanding options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.






                                       9.
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        H. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Change in Control so that each such option shall, either immediately prior to or within a designated period (not to exceed twenty-four (24) months) following the effective date of such Change in Control, become exercisable with respect to all or a portion of the number of shares of Common Stock at the time subject to that option but not exercisable or otherwise vested and may be exercised for any or all of such shares as fully vested shares of Common Stock. Any portion of an option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve
(12)-month period measured from the effective date of such acceleration. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights so that those rights shall terminate either automatically upon, or within a designated period (not to exceed twenty-four (24) months) following, the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full.

        I. The Plan Administrator may also condition the automatic acceleration of one or more outstanding options and the termination of one or more of the Corporation's outstanding repurchase rights upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of Optionee's cessation of Service.

        J. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

        K. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.     CANCELLATION AND REGRANT OF OPTIONS

        The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.






                                      10.
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V.      STOCK APPRECIATION RIGHTS

        A. The Plan Administrator shall have the authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

        B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for those shares.

                (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after ----- the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

        C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                (i) One or more Section 16 Insiders may, at any time following the Section 12 Registration Date, be granted limited stock appreciation rights with respect to their outstanding options.

                (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30) day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of






                                      11.
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        Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                (iii) The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this
        Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

























                                      12.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


I.      STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

        A. PURCHASE PRICE.

           1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date. However, prior to the Section 12 Registration Date, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

           2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any combination of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                (i) cash or check made payable to the Corporation, or

                (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

        B. VESTING PROVISIONS.

           1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, with respect to any stock issuance effected under the Stock Issuance Program prior to the Section 12 Registration Date, the Plan Administrator may not impose a vesting schedule which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants and shall not be in effect for any stock issuances effected after the Section 12 Registration Date.







                                      13.

           2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

           3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

           4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase money note of the Participant attributable to the surrendered shares.

           5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non attainment of the applicable performance objectives.

           6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.







                                      14.

        C. CORPORATE TRANSACTION/CHANGE IN CONTROL

           1. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

           2. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to structure one or more of the Corporation's repurchase rights so that those rights shall terminate in whole or in part either immediately upon or within a designated period (not to exceed twenty-four (24) months) following the effective date of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

           3. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

           4. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to structure one or more of the Corporation's repurchase rights so that those rights shall terminate in whole or in part either immediately upon or within a designated period (not to exceed twenty-four (24) months) following the effective date of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full.

           5. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed twenty-four (24) months) following the effective date of any Change in Control.







                                      15.

II.     SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.































                                      16.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


I.      OPTION TERMS

        A. GRANT DATES. Option grants shall be made on the dates specified below:

           1. Each individual serving as a non-employee Board member on the Underwriting Date shall automatically be granted at that time a Non-Statutory Option to purchase 30,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and has not previously received an option grant from the Corporation (either directly or through his or her affiliation with a venture capital fund) in connection with his or her Board service.

           2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 30,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

           3. On the date of each Annual Stockholders Meeting, beginning with the first Annual Stockholders Meeting after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have previously received stock options in connection with their Board service prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

        B. EXERCISE PRICE.

           1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

           2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.






                                      17.

        D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 30,000-share grant shall vest, and the Corporation's repurchase right shall lapse with respect to those shares, in three (3) equal annual installments upon Optionee's completion of each year of Board service over the three (3)-year period measured from the option grant date. The shares subject to each annual 10,000-share grant shall vest upon the Optionee's completion of one year of Board service measured from the option grant date.

        E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully vested shares of Common Stock.

                (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
        (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.








                                      18.

        F. CORPORATE TRANSACTION/CHANGE IN CONTROL/ HOSTILE TAKE-OVER

           1. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

           2. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

           3. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

           4. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

           5. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

           6. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.







                                      19.

II.     REMAINING TERMS

        The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.































                                      20.

                                  ARTICLE FIVE

                                  MISCELLANEOUS


I.      FINANCING

        The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. All other terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of
(i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.     TAX WITHHOLDING

        A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        B. At any time after the Section 12 Registration Date, the Plan Administrator may, in its discretion, provide one or more holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

           STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

           STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.







                                      21.

III.    EFFECTIVE DATE AND TERM OF THE PLAN

        A. The Discretionary Option Grant and Stock Issuance Programs became effective immediately on the Plan Effective Date. The Automatic Option Grant Program shall become effective on the Underwriting Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date; however, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

        B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

        C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

        D. The Plan shall terminate upon the earliest to occur of (i) August 31, 2008, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing those grants or issuances.

IV.     AMENDMENT OF THE PLAN

        A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs







                                      22.

shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.      USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.     REGULATORY APPROVALS

        A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

        B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII.   FINANCIAL REPORTS

        Prior to the Section 12 Registration Date, the Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information. The requirement to deliver financial statements under this Section VIII shall terminate on the Section 12 Registration Date.







                                      23.

                                    APPENDIX


           The following definitions shall be in effect under the Plan:

        A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
        (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D. CODE shall mean the Internal Revenue Code of 1986, as amended.

        E. COMMON STOCK shall mean the Corporation's common stock.

        F. COMMON STOCK EQUIVALENTS shall mean any security issued by the Corporation that is convertible into or exercisable for shares of Common Stock, excluding options granted under this Plan or any other similar equity incentive plan of the Corporation or options granted to individuals in connection with their Service. Such securities shall include, but not be limited to, Preferred Stock, convertible debt or warrants issued by the Corporation.

        G. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:







                                      A-1.

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        H. CORPORATION shall mean Advantix, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Advantix, Inc. which shall by appropriate action adopt the Plan.

        I. DISABILITY shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        J. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

        K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

        M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.







                                      A-2.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) For any option grants made on the Underwriting Date, the Fair Market Value shall be deemed equal to the price per share at which the Common Stock is to sold in the initial public offering pursuant to the Underwriting Agreement.

                (iv) For any option grants or direct stock issuances made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation (or Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports,
        (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate performance based bonus or incentive programs) by more than fifteen percent (15%) or
        (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.






                                      A-3.

        Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

        U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

        W. PLAN shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.

        X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

        Y. PLAN EFFECTIVE DATE shall mean September 1, 1998, the date the Plan was adopted by the Board.

        Z. PREDECESSOR PLAN shall mean the Corporation's pre-existing 1997 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

        AA. PREFERRED STOCK shall mean the Corporation's preferred stock.

        BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.






                                      A-4.

        CC. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        DD. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12 of the 1934 Act.

        EE. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short swing profit liabilities of Section 16 of the 1934 Act.

        FF. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

        GG. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

        HH. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        II. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

        JJ. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        KK. TAKEOVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Takeover or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover. However, if the surrendered option is an Incentive Option, the Takeover Price shall not exceed the clause (i) price per share.

        LL. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

        MM. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        NN. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.







                                      A-5.

        OO. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.





























                                      A-6.

                                 ADVANTIX, INC.

                             STOCK OPTION AGREEMENT

RECITALS

            A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

            B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

            C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

            2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

            3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

            4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

            5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                (a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then the period during which this option may be exercised shall be limited to the three (3)-month period measured from the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of
(i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                (c) Should Optionee cease Service by reason of Disability while this option is outstanding, then the period during which this option may be exercised shall be limited to the twelve (12)-month period measured from the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                Note: Exercise of this option more than three (3) months after cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

                (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

                (e) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

            6. SPECIAL ACCELERATION OF OPTION.

                (a) This option to the extent outstanding at the time of a Corporate Transaction, but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. No such acceleration of this option shall occur, however, if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on the Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule set forth in the Grant Notice.

                (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                (c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                (d) The option may also become exercisable on an accelerated basis in accordance with the terms and conditions of any special addendum attached to this Agreement.

                (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the holder of record of the purchased shares.

            9. MANNER OF EXERCISING OPTION.

                (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                        (A) cash or check made payable to the Corporation; or

                        (B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

            Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                    (C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                    (D) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Execute and deliver to the Corporation such written 4 representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                    (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                (c) In no event may this option be exercised for any fractional shares.

            10. RIGHT OF FIRST REFUSAL. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO A RIGHT OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

            11. COMPLIANCE WITH LAWS AND REGULATIONS.

                (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            14. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            15. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            16. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            17. STOCKHOLDER APPROVAL. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                (c) Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Option Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CODE shall mean the Internal Revenue Code of 1986, as amended.

        D. COMMON STOCK shall mean the Corporation's common stock.

        E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        F. CORPORATION shall mean Advantix, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Advantix, Inc. which shall by appropriate action adopt the Plan.

        G. DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        I. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        J. EXERCISE PRICE shall mean the exercise price payable per Option Share as specified in the Grant Notice.

        K. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

        L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        M. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        N. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation

(or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

        Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        S. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

        T. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V. PLAN shall mean the Corporation's 1998 Stock Incentive Plan.

        W. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

        X. PURCHASE AGREEMENT shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

        Y. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or an independent consultant.

        Z. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

        AA. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                 ADVANTIX, INC.

                            STOCK PURCHASE AGREEMENT

            AGREEMENT made this ____ day of ___________________ 19___, by and between Advantix, Inc., a Delaware corporation, and _____________________________________, Optionee under the Corporation's 1998
Stock Incentive Plan.

            All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A. EXERCISE OF OPTION

            1. Exercise. Optionee hereby purchases __________________ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on __________________ , 199 (the "Grant Date") to purchase up to _________________ shares of Common Stock (the "Option Shares") under the Plan at the exercise price of $_____________________ per share (the "Exercise Price").

            2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I with respect to the Purchased Shares.

            3. Stockholder RIGHTS. Until such time as the Corporation exercises the Repurchase Right or the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

        B. SECURITIES LAW COMPLIANCE

            1. RESTRICTED SECURITIES. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

            2. RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                A. Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                B. Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                C. Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

            The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

            3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

                    "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or
        (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                    "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________________, 199___ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."



                                       2.

        C. TRANSFER RESTRICTIONS

            1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right or the Market Stand-Off.

            2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

            3. MARKET STAND-OFF.

                (i) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                (ii) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

                (iii) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                (iv) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.


                                       3.

        D. REPURCHASE RIGHT

            1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

            2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on or before the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

            3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to
(i) the First Refusal Right and (ii) the Market Stand-Off.

            4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

            5. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the

            Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the

                                       4.

exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

            6. Corporate Transaction.

                (a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, immediately prior to the consummation of any Corporate Transaction, except to the extent the Repurchase Right is to be assigned to the successor entity in such Corporate Transaction.

                (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Corporate Transaction shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

                (c) The Repurchase Right may also terminate on an accelerated basis, and the Purchased Shares shall immediately vest in full, in accordance with the terms and conditions of any special addendum attached to this Agreement.

        E. RIGHT OF FIRST REFUSAL

            1. Grant. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the provisions of Article D. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

            2. Notice of Intended Disposition. In the event any Owner of Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.


                                       5.

            3. Exercise of the First Refusal Right. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

            Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

            4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty
(30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

            5. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:


                                       6.

                (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

                (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

            Owner's failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

            6. Recapitalization/Reorganization.

                (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

            7. Lapse. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock or
(iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

        F. SPECIAL TAX ELECTION

            The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY


                                       7.

ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        G. GENERAL PROVISIONS

            1. ASSIGNMENT. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.

            2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

            3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

            4. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            5. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

            6. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.


                                       8.

            7. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

            8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

            9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                            ADVANTIX, INC.

                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------
                                            Address:
                                                    ---------------------------

                                            -----------------------------------


                                            -----------------------------------
                                            OPTIONEE

                                            Address:
                                                    ---------------------------

                                            -----------------------------------


                                       9.

                             SPOUSAL ACKNOWLEDGMENT

            The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his or her cessation of Service.


                                            -----------------------------------
                                            OPTIONEE'S SPOUSE

                                            Address:
                                                    ---------------------------

                                            -----------------------------------

                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

            FOR VALUE RECEIVED _________ hereby sell(s), assign(s) and transfer(s) unto Advantix, Inc. (the "Corporation"),_____________ (___) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No.__________ herewith and do(es) hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:
      --------------------------
                                               Signature
                                                         -----------------------






INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                   EXHIBIT II

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION

            I. FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(B) ELECTION FOR EXERCISE OF NON-STATUTORY OPTION. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

            II. FEDERAL INCOME TAX CONSEQUENCES AND CONDITIONAL SECTION 83(b) ELECTION FOR EXERCISE OF INCENTIVE OPTION. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased
Shares:

                (a) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

                (b) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

                (c) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over
(b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                (d) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the

Repurchase Right. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

                (e) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee's alternative minimum taxable income upon exercise and (b) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.


-------------
       (1) Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

                             SECTION 83(b) ELECTION

            This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:
        Address:
        Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is shares of the common stock of Advantix, Inc.

(3)     The property was issued on _____________ , 199__ .

(4) The taxable year in which the election is being made is the calendar year 199__ .

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right lapses in a series of installments over a -year period ending on , 200 .

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)     The amount paid for such property is $____________ per share.

(8) A copy of this statement was furnished to Advantix, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)     This statement is executed on _______________________ , 199__.



---------------------------------          ------------------------------------
Spouse (if any)                                   Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

            The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

            1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

            2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

            A. AGREEMENT shall mean this Stock Purchase Agreement.

            B. BOARD shall mean the Corporation's Board of Directors.

            C. CODE shall mean the Internal Revenue Code of 1986, as amended.

            D. COMMON Stock shall mean shares of the Corporation's common stock.

            E. CORPORATE Transaction shall mean either of the following shareholder-approved transactions:

                i) merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

            F. CORPORATION shall mean Advantix, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Advantix, Inc. which shall by appropriate action adopt the Plan.

            G. DISPOSITION NOTICE shall have the meaning assigned to such term in Paragraph E.2.

            H. EXERCISE NOTICE shall have the meaning assigned to such term in Paragraph E.3.

            I. EXERCISE PRICE shall have the meaning assigned to such term in Paragraph A.1.

            J. FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it deems appropriate.

            K. FIRST REFUSAL RIGHT shall mean the right granted to the Corporation in accordance with Article E.

            L. GRANT DATE shall have the meaning assigned to such term in Paragraph A.1.

            M. GRANT NOTICE shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

            N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

            O. MARKET STAND-OFF shall mean the market stand-off restriction specified in Paragraph C.3.

            P. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

            Q. 1933 ACT shall mean the Securities Act of 1933, as amended.

            R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

            S. OPTION shall have the meaning assigned to such term in Paragraph A.1.

            T. OPTION Agreement shall mean all agreements and other documents evidencing the Option.

            U. OPTIONEE shall mean the person to whom the Option is granted under the Plan.

            V. OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

            W. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            X. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

            Y. PLAN shall mean the Corporation's 1998 Stock Incentive Plan.

            Z. PLAN Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

            AA. PRIOR PURCHASE AGREEMENT shall have the meaning assigned to such term in Paragraph D.4.

            BB. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

            CC. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

            DD. REORGANIZATION shall mean any of the following transactions:

                i) a merger or consolidation in which the Corporation is not the surviving entity,

                ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

                iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

            EE. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article D.

            FF. SEC shall mean the Securities and Exchange Commission.

            GG. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

            HH. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            II. TARGET SHARES shall have the meaning assigned to such term in Paragraph E.2.

            JJ. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

            KK. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph D.1.

                                 ADVANTIX, INC.
                            STOCK ISSUANCE AGREEMENT



               AGREEMENT made this ____ day of __________ 19___ , by and between Advantix, Inc., a Delaware corporation, and __________________________________, a Participant in the Corporation's 1998 Stock Incentive Plan.

               All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A.     PURCHASE OF SHARES

               1. PURCHASE. Participant hereby purchases shares of Common Stock (the "Purchased Shares") pursuant to the provisions of the Stock Issuance Program at the purchase price of $______ per share (the "Purchase Price").

               2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or check payable to the Corporation and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

               3. STOCKHOLDER RIGHTS. Until such time as the Corporation exercises the Repurchase Right or First Refusal Right, Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

               4. ESCROW. The Corporation shall have the right to hold the Purchased Shares in escrow until those shares have vested in accordance with the Vesting Schedule.

        B.     SECURITIES LAW COMPLIANCE

               1. RESTRICTED SECURITIES. The Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

               2. DISPOSITION OF PURCHASED SHARES. Participant shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                      (A) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                      (B) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                      (C) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

               The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

               3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or
        (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

               "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated __________________, 199___ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

        C.     TRANSFER RESTRICTIONS

               1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right or the Market Stand-Off.

               2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to
(i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Participant.

               3.     MARKET STAND-OFF.

                      (i) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                      (ii) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

                      (iii) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                      (iv) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

        D.     REPURCHASE RIGHT

               1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Participant ceases for any reason to remain in Service, to repurchase at the Purchase Price any or all of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule set forth in Paragraph D.3 or the special vesting acceleration provisions of Paragraph D.5 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

               2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of

Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on or before the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares which are to be repurchased from Owner.

               3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

                      Participant shall vest in twenty-five percent (25%) of the Purchased Shares, and the Repurchase Right shall concurrently lapse with respect to those Purchased Shares, upon Participant's completion of one
        (1) year of Service measured from , 199 .

                      Participant shall vest in the remaining seventy-five percent (75%) of the Purchased Shares, and the Repurchase Right shall concurrently lapse with respect to those Purchased Shares, in a series of thirty-six (36) successive equal monthly installments upon Participant's completion of each additional month of Service over the thirty-six (36)-month period measured from the date on which the first twenty-five percent (25%) of the Purchased Shares vests hereunder.

               All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right and (ii) the Market Stand-Off.

               4. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

               5.     CORPORATE TRANSACTION.

                      (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety and the Purchased Shares shall vest in full, except to the extent the Repurchase Right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                      (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same. The new securities or other property (including cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Corporate Transaction shall immediately be deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Participant vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.

                      (c) The Repurchase Right may also be subject to termination in whole or in part on an accelerated basis, and the Purchased Shares subject to immediate vesting, in accordance with the terms of any special Addendum attached to this Agreement.

        E.     RIGHT OF FIRST REFUSAL

               1. GRANT. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Participant has vested in accordance with the provisions of Article D. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

               2. NOTICE OF INTENDED DISPOSITION. In the event any Owner of Purchased Shares in which Participant has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

               3. EXERCISE OF THE FIRST REFUSAL RIGHT. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

               Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

               4. NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty
(30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

               5. PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                      (A) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

                      (B) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

               Owner's failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

        6.     RECAPITALIZATION/REORGANIZATION.

                      (i) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                      (ii) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

               7. LAPSE. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

        F.     SPECIAL TAX ELECTION

               1. SECTION 83(b) ELECTION. Under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY
(30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

               2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        G.     GENERAL PROVISIONS

               1. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

               2. ASSIGNMENT. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

               3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

               4. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

               5. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

               6. PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

               7. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

               8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

               9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                        ADVANTIX, INC.


                                        By: ____________________________________

                                        Title: _________________________________

                                        Address: _______________________________

                                        ________________________________________



                                        PARTICIPANT

                                        Address: _______________________________

                                        ________________________________________

                             SPOUSAL ACKNOWLEDGMENT

        The undersigned spouse of the Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation's granting the Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which the Participant is not vested at the time of his or her termination of Service.



                                        ________________________________________
                                                  PARTICIPANT'S SPOUSE

                                        Address: _______________________________

                                                 _______________________________

                                    EXHIBIT I
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED hereby sell(s), assign(s) and transfer(s) unto Advantix, Inc. (the "Corporation"), ( ) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. herewith and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: ________________, 199___.


                                        Signature ______________________________


















INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

                                   EXHIBIT II

                           SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:
        Address:
        Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is __________ shares of the common stock of Advantix, Inc.

(3)     The property was issued on _____________, 199___.

(4) The taxable year in which the election is being made is the calendar year 199__.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4)-year period ending on __________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________ per share.

(7)     The amount paid for such property is $ ________ per share.

(8) A copy of this statement was furnished to Advantix, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)     This statement is executed on ________________________, 199__.



_____________________________________        ___________________________________
Spouse (if any)                              Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                                   EXHIBIT III

                            1998 STOCK INCENTIVE PLAN

                                    APPENDIX


               The following definitions shall be in effect under the Agreement:

        A.     AGREEMENT shall mean this Stock Issuance Agreement.

        B.     BOARD shall mean the Corporation's Board of Directors.

        C.     CODE shall mean the Internal Revenue Code of 1986, as amended.

        D.     COMMON STOCK shall mean shares of the Corporation's common stock.

               CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        E. CORPORATION shall mean Advantix, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Advantix, Inc. which shall by appropriate action adopt the Plan.

        F. DISPOSITION NOTICE shall have the meaning assigned to such term in Paragraph E.2.

        G. EXERCISE NOTICE shall have the meaning assigned to such term in Paragraph E.3.

        H. FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it deems appropriate.

        I. FIRST REFUSAL RIGHT shall mean the right granted to the Corporation in accordance with Article E.

        J. MARKET STAND-OFF shall mean the market stand-off restriction specified in Paragraph C.3.

        K.     1933 ACT shall mean the Securities Act of 1933, as amended.



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

        L. OWNER shall mean Participant and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

        M. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        N. PARTICIPANT shall mean the person to whom the Purchased Shares are issued under the Stock Issuance Program.

        O. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Participant obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant's will or the laws of intestate succession following Participant's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares.

        P. PLAN shall mean the Corporation's 1998 Stock Incentive Plan attached hereto as Exhibit III.

        Q. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

        R. PURCHASE PRICE shall have the meaning assigned to such term in Paragraph A.1.

        S. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

        T. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

        U.     REORGANIZATION shall mean any of the following transactions:

                      (A) a merger or consolidation in which the Corporation is not the surviving entity,

                      (B) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

                      (C) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                      (D) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

        V. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article D.

        W.     SEC shall mean the Securities and Exchange Commission.

        X. SERVICE shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

        Y. STOCK ISSUANCE PROGRAM shall mean the Stock Issuance Program under the Plan.

        Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        AA.    TARGET SHARES shall have the meaning assigned to such term in
Paragraph E.2.

        BB.    VESTING SCHEDULE shall mean the vesting schedule specified in
Paragraph D.3 pursuant to which Participant is to vest in the Purchased Shares in a series of installments over the Participant's period of Service, subject to the special vesting acceleration provisions of Paragraph D.5.

        CC.    UNVESTED SHARES shall have the meaning assigned to such term in
Paragraph D.1.





                                      A-3